Corindus Vascular Robotics, Inc. 8-K

Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT, dated as of September 11, 2014 (this “Agreement”), is made by and among Corindus Vascular Robotics, Inc., a Nevada corporation (the “Company”), and the Purchasers listed on Exhibit A hereto, together with their permitted transferees (each, a “Purchaser” and collectively, the “Purchasers”).

RECITALS:

A. The Company and the Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act, including Rule 506 of Regulation D promulgated thereunder.

B. The Purchasers, severally and not jointly, desire to purchase and the Company desires to sell, upon the terms and conditions stated in this Agreement, up to a maximum of $27,000,000 of Common Stock.

C. The capitalized terms used herein and not otherwise defined have the meanings given them in Article 8.

AGREEMENT

In consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchasers (severally and not jointly) hereby agree as follows:

ARTICLE 1

PURCHASE AND SALE OF SECURITIES

1.1              Purchase and Sale of Securities. Subject to the terms and conditions set forth in this Agreement, at the Closing, the Company will issue and sell to each Purchaser, and each Purchaser will, severally and not jointly, purchase from the Company the number of shares of Common Stock (the “Shares”), as set forth opposite such Purchaser’s name on Exhibit A hereto (the Shares are sometimes referred to herein as the “Securities”). The purchase price for each Share shall be $2.50 (the “Purchase Price”).

1.2              Payment. On or prior to the Closing Date, (i) the Company shall deliver to each Purchaser certificates (the “Certificates”) representing such aggregate number of Shares as set forth opposite such Purchaser’s name on Exhibit A to the address and in the manner as is set forth on such Purchaser’s signature page hereto (or as otherwise set forth in such Purchaser’s delivery instructions), duly executed on behalf of the Company and registered in the name of such Purchaser (or its nominee per its instructions) in the manner as is set forth on such Purchaser’s signature page hereto and (ii) at the Closing, upon confirmation that the Certificates have been received by each Purchaser’s respective custodian, each Purchaser shall pay its respective aggregate Purchase Price to the Company for the Shares to be issued and sold to such Purchaser at the Closing, by wire transfer of immediately available funds in accordance with the Company’s written wire instructions.

1.3              Closing Date. The closing of the transaction contemplated by this Agreement will take place on or before September 17, 2014 (the “Closing Date”) and the closing (the “Closing”) will be held at the offices of the Company or at such other time and place (including by electronic exchange of facsimile signatures) as shall be agreed upon by the Company and the Purchasers hereunder of a majority in interest of the Securities.

ARTICLE 2

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as specifically contemplated by this Agreement, the Company hereby represents and warrants to the Purchasers and the Placement Agents that:

2.1              Organization and Qualification; Subsidiaries. The Company is duly incorporated, validly existing and in good standing under the laws of the state of Nevada, with the corporate power and authority to conduct its business as currently conducted or proposed to be conducted as disclosed in the SEC Documents. The Company is duly qualified to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not reasonably be expected to have a Material Adverse Effect.

As of the date hereof, the Company does not own or control, and as of the Closing Date, the Company will not own or control, directly or indirectly, any corporation, association or other entity other than (i) the Subsidiaries listed in Exhibit 21.1 to the Company’s Current Report on Form 8-K/A, Amendment No. 1, filed with the SEC on August 15, 2014 and (ii) such other entities omitted from Exhibit 21.1 which, when such omitted entities are considered in the aggregate as a single entity, would not constitute a “significant subsidiary” within the meaning of Rule 1-02(w) of Regulation S-X.

The Company owns, directly or indirectly, all of the capital stock or comparable equity interests of the Subsidiaries free and clear of any and all liens or other encumbrances, and all the issued and outstanding shares of capital stock or comparable equity interest of the Subsidiaries are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

The Subsidiaries are duly organized, validly existing and in good standing under the laws of the state of Delaware, with the requisite power and authority to conduct its business as currently conducted or proposed to be conducted as disclosed in the SEC Documents. The Subsidiaries are duly qualified to do business and are in good standing in every jurisdiction in which the nature of the business conducted by such subsidiary or property owned by such subsidiary makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not reasonably be expected to have a Material Adverse Effect.

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2.2              Authorization; Enforcement. The Company has all requisite corporate power and authority to enter into and to perform its obligations under this Agreement, to consummate the transactions contemplated hereby and to issue the Securities in accordance with the terms hereof. The execution, delivery and performance of this Agreement by the Company and the consummation by it of the transactions contemplated hereby (including the issuance of the Securities) have been duly authorized by the Company’s Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its stockholders is required. This Agreement has been duly executed by the Company and constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, or moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity and except as rights to indemnity and contribution may be limited by state or federal securities laws or public policy underlying such laws.

2.3              Capitalization. As of September 8, 2014, the authorized capital stock of the Company consisted of 250,000,000 shares of Common Stock, $0.0001 par value per share, of which 95,216,587 shares were issued and outstanding, and 10,000,000 shares of Preferred Stock, $0.0001 par value per share, of which there were zero shares issued and outstanding. All of the issued and outstanding shares of Common Stock have been duly authorized and validly issued, fully paid, and nonassessable. As of August 15, 2014, options to purchase an aggregate of 9,035,016 shares of Common Stock were outstanding and warrants to purchase an aggregate of 5,029,865 shares of Common Stock were outstanding. Except as disclosed in or contemplated by the SEC Documents, the Company does not have outstanding any options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations other than options granted under the Company’s stock option plan. The issuance and sale of the Shares will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the Company’s Knowledge, between or among any of the Company’s stockholders (except for joint filing agreements and other similar arrangements disclosed in any beneficial ownership reports filed with the SEC by the Company’s stockholders). The Company’s Amended and Restated Articles of Incorporation (the “Articles of Incorporation”), as in effect on the date hereof, and the Company’s Bylaws (the “Bylaws”) as in effect on the date hereof, are each filed as exhibits to the SEC Documents.

2.4              Issuance of Shares. The Shares are duly authorized and, upon issuance in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable and free and clear of all liens and other encumbrances, other than restrictions on transfer imposed by applicable securities laws, and will not be subject to preemptive rights or other similar rights of stockholders of the Company. Assuming the accuracy of the representations and warranties of the Purchasers in this Agreement, the Securities will be issued in compliance in all material respects with all applicable federal and state securities laws.

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2.5              No Conflicts; Government Consents and Permits.

(a)                The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby (including the issuance of the Securities) will not (i) conflict with or result in a violation of any provision of its Articles of Incorporation or Bylaws or require the approval of the Company’s stockholders, (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default under, any agreement, indenture, or instrument to which the Company or its Subsidiaries are a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including United States federal and state securities laws and rules and regulations of any self-regulatory organizations to which the Company or its Subsidiaries or the Company’s securities are subject) applicable to the Company or its Subsidiaries, except in the case of clauses (ii) and (iii) only, for such conflicts, breaches, defaults, and violations as would not reasonably be expected to have a Material Adverse Effect.

(b)               Neither the Company nor its Subsidiaries are required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for the Company to execute, deliver or perform any of its obligations under this Agreement in accordance with the terms hereof, or to issue and sell the Securities in accordance with the terms hereof, other than such as have been made or obtained, except for (i) the registration of the Shares under the Securities Act pursuant to Article 6 hereof, (ii) any filings required to be made under federal or state securities laws, (iii) any required filings or notifications regarding the sale, issuance or listing of additional shares with the OTC Market (“OTCQB”) or FINRA and (iv) the filings required in accordance with Section 4.4 of this Agreement. The Company is unaware of any facts or circumstances relating to the Company or its Subsidiaries which would be likely to prevent the Company from effecting any of the foregoing.

(c)                The Company and its Subsidiaries each have all franchises, permits, licenses, and any similar authority necessary for the conduct of its business as now being conducted by it and as currently proposed to be conducted as disclosed in the SEC Documents, except for such franchise, permit, license or similar authority, the lack of which would not reasonably be expected to have a Material Adverse Effect. Neither the Company nor the Subsidiaries have received any actual notice of any proceeding relating to revocation or modification of any such franchise, permit, license, or similar authority except where such revocation or modification would not reasonably be expected to have a Material Adverse Effect.

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2.6              SEC Documents, Financial Statements. The Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC from January 1, 2013 through the date hereof, pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits) incorporated by reference therein, being hereinafter referred to herein as the “SEC Documents”). Each Purchaser has had access to true and complete copies of the SEC Documents via the SEC’s EDGAR system. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the Financial Statements and the related notes complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. The Financial Statements and the related notes have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”), consistently applied, during the periods involved (except (i) as may be otherwise indicated in the Financial Statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes, may be condensed or summary statements or may conform to the SEC’s rules and instructions for Reports on Form 10-Q) and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal and recurring year-end audit adjustments). All material agreements that were required to be filed as exhibits to the SEC Documents under Item 601 of Regulation S-K (collectively, the “Material Agreements”) to which the Company or its Subsidiaries are a party, or the property or assets of the Company or its Subsidiaries are subject, have been filed as exhibits to the SEC Documents. There is no transaction, arrangement, or other relationship between the Company (or any Subsidiary) and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its Exchange Act filings and is not so disclosed. All Material Agreements are valid and enforceable against the Company and its Subsidiaries in accordance with their respective terms, except (i) as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, or moratorium or similar laws affecting creditors’ and contracting parties’ rights generally, and (ii) as enforceability may be subject to general principles of equity and except as rights to indemnity and contribution may be limited by state or federal securities laws or public policy underlying such laws. Neither the Company nor its Subsidiaries are in breach of or default under any of the Material Agreements, and to the Company’s Knowledge, no other party to a Material Agreement is in breach of or default under such Material Agreement. Neither the Company nor its Subsidiaries have received a notice of termination nor is the Company or its Subsidiaries otherwise aware of any threats to terminate any of the Material Agreements.

2.7              Disclosure Controls and Procedures. Except as disclosed in the SEC Documents, the Company has established and maintains disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) that are effective to ensure that information required to be disclosed by the issuer in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the SEC’s rules and forms. The Company’s certifying officers evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the period covered by the most recently filed quarterly or annual periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed quarterly or annual periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the Company’s internal control over financial reporting (as such term is defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

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2.8              Accounting Controls. Except as disclosed in the SEC Documents, the Company maintains internal control over financial reporting that is effective to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP and includes those policies and procedures that: (i) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, and that receipts and expenditures of the Company are being made only in accordance with authorizations of management and directors of the issuer; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company’s assets that could have a material effect on the financial statements.

2.9              Absence of Litigation. Except as disclosed in the SEC Documents, as of the date hereof, there is no action, suit, proceeding or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the Company’s Knowledge, threatened against the Company or its Subsidiaries that if determined adversely to the Company or its Subsidiaries would reasonably be expected to have a Material Adverse Effect or would reasonably be expected to impair the ability of the Company to perform its obligations under this Agreement. Neither the Company nor its Subsidiaries nor to the Company’s Knowledge, any director or officer thereof, is or has been the subject of any action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty relating to the Company or its Subsidiaries. The Company has not received any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Exchange Act and, to the Company’s Knowledge, the SEC has not issued any such order.

2.10          Intellectual Property Rights. Each of the Company and its Subsidiaries owns, possesses, licenses or has other sufficient rights to use all patents, patent applications, patent rights, inventions, know-how, trade secrets, trademarks, trademark applications, service marks, service names, trade names and copyrights necessary to enable it to conduct its business as conducted as of the date hereof and, to the Company’s Knowledge, as proposed to be conducted as described in the SEC Documents (the “Intellectual Property”); except to the extent failure to own, possess or license such Intellectual Property would not result in a Material Adverse Effect. To the Company’s Knowledge, neither the Company nor its Subsidiaries have infringed the intellectual property rights of third parties and no third party, to the Company’s Knowledge, is infringing the Intellectual Property, in each case, which could reasonably be expected to result in a Material Adverse Effect. There is no pending or, to the Company’s Knowledge, threatened action, suit or proceeding by a third party that the Company’s or its Subsidiaries’ business as now conducted infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of another. Except as disclosed in the SEC Documents, there are no material options, licenses or agreements relating to the Intellectual Property, nor is the Company or its Subsidiaries bound by or a party to any material options, licenses or agreements relating to the patents, patent applications, patent rights, inventions, know-how, trade secrets, trademarks, trademark applications, service marks, service names, trade names or copyrights of any other Person. To the Company’s Knowledge, all patent applications and patents within the Intellectual Property have been prosecuted with a duty of candor, and there is no material fact known by the Company or its Subsidiaries that would preclude the issuance of patents with respect to said patent applications or that would render any issued patents invalid or unenforceable. There is no material claim or action or proceeding pending or, to the Company’s Knowledge, threatened that challenges any of the rights of the Company or the Subsidiaries in or to, or otherwise with respect to, any Intellectual Property. Each of the Company and its Subsidiaries has taken reasonable security measures to protect the secrecy, confidentiality and value of all of its Intellectual Property, except where failure to do so would not reasonably be expected to result in a Material Adverse Effect.

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2.11          Placement Agents. Neither the Company, nor any of its affiliates, nor any person acting on its behalf, has taken any action that would give rise to any claim by any Person for brokerage commissions, placement agent’s fees or similar payments relating to this Agreement or the transactions contemplated hereby, except for dealings with the Placement Agents, whose commissions and fees will be paid by the Company.

2.12          Investment Company. The Company is not and, after giving effect to the offering and sale of the Securities, will not be an “investment company” as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

2.13          No Material Adverse Change. Since March 31, 2014, except as described or referred to in the SEC Documents filed on or after August 15, 2014 and except for cash expenditures in the ordinary course of business consistent with past practice, there has not been any change in the assets, business, properties, financial condition or results of operations of the Company or its Subsidiaries that would reasonably be expected to have a Material Adverse Effect. Since March 31, 2014, other than as described in the SEC Documents filed on or after August 15, 2014, (i) there has not been any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company or its Subsidiaries on any class of capital stock, (ii) the Company has not purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock (other than in connection with repurchases of unvested stock issued to employees of the Company), (iii) the Company has not issued any equity securities to any officer, director or Affiliate, except issued pursuant to existing Company stock option or stock purchase plans or executive and director compensation arrangements disclosed in the SEC Documents, (iv) neither the Company nor its Subsidiaries have sustained any material loss or interference with its respective business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, (v) neither the Company nor its Subsidiaries have incurred any material liabilities except in the ordinary course of business and (vi) the Company has not altered materially its method of accounting or the manner in which it keeps its accounting books and records. Except for the issuance of the Shares contemplated by this Agreement, no event, liability or development has occurred or exists with respect to the Company, its Subsidiaries or their respective business, properties, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made that has not been publicly disclosed at least one Trading Day prior to the date that this representation is made.

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2.14          Acknowledgment Regarding Purchasers’ Purchase of Securities. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s-length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity with respect to the Company) with respect to this Agreement and the transactions contemplated hereby and any advice given by any Purchaser or any of their respective representatives or agents to the Company in connection with this Agreement and the transactions contemplated hereby is merely incidental to such Purchaser’s purchase of the Securities. The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement has been based on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

2.15          Accountants. Ernst & Young, LLP, who will express their opinion with respect to the audited financial statements and schedules to be included as a part of any Registration Statement prior to the filing of any such Registration Statement, are independent accountants as required by the Securities Act.

2.16          Sarbanes-Oxley Act. The Company is in compliance in all material respects with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof and as of the Closing Date.

2.17          Insurance. Each of the Company and its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company believes are prudent and customary for a company (i) in the businesses and location in which the Company and its Subsidiaries are engaged, (ii) with the resources of the Company and its Subsidiaries, and (iii) at a similar stage of development as the Company and its Subsidiaries, including directors and officers insurance coverage. Neither the Company nor its Subsidiaries have received any written notice of cancellation of any such insurance, or that the Company or its Subsidiaries will not be able to renew its existing insurance coverage as and when such coverage expires. The Company believes it and its Subsidiaries will be able to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.

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2.18          Foreign Corrupt Practices. Since September 1, 2009, neither the Company nor its Subsidiaries, nor to the Company’s Knowledge, any director, officer, agent, employee or other Person acting on behalf of the Company or its Subsidiaries has, in the course of its actions for, or on behalf of, the Company or its Subsidiaries (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of in any material respect any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

2.19          Private Placement. Neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf, has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under any circumstances that would (i) require registration of the Securities under the Securities Act or (ii) cause the offering of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or stockholder approval provisions. Assuming the accuracy of the representations and warranties of the Purchasers contained in Articles 3 and 7 hereof, the issuance of the Shares is exempt from registration under the Securities Act.

2.20          No Registration Rights. No Person has the right to (i) prohibit the Company from filing a Registration Statement or (ii) other than as disclosed in the SEC Documents, require the Company to register any securities for sale under the Securities Act by reason of the filing of a Registration Statement except in the case of clause (ii) for rights which have been properly waived. The granting and performance of the registration rights under this Agreement will not violate or conflict with, or result in a breach of any provision of, or constitute a default under, any agreement, indenture, or instrument to which the Company or its Subsidiaries are a party.

2.21          Taxes. Since September 1, 2009, each of the Company and its Subsidiaries have (i) accurately and timely filed (or has obtained an extension of time within which to file) all necessary federal, state and foreign income and franchise tax returns, (ii) paid all taxes shown as due on such tax returns and (iii) set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns apply, except where the failure to so file, the failure to so pay or the failure to so set aside would not reasonably be expected to have a Material Adverse Effect. There are no unpaid taxes in any material amount claimed by the taxing authority of any jurisdiction to be due by the Company or its Subsidiaries, and, to the Company’s Knowledge, there is no basis for any such claim.

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2.22          Real and Personal Property. Each of the Company and its Subsidiaries have good and marketable title to, or has valid rights to lease or otherwise use, all items of real and personal property that are material to the business of the Company and its Subsidiaries free and clear of all liens, encumbrances, claims and defects and imperfections of title except those that (i) do not materially interfere with the use of such property by the Company or its Subsidiaries, (ii) are described in the SEC Documents or (iii) would not reasonably be expected to have a Material Adverse Effect.

2.23          Application of Takeover Protections. The Company has not adopted any stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not impose any restriction on any Purchaser, or create in any party (including any current stockholder of the Company) any rights, under any share acquisition, business combination, poison pill (including any distribution under a rights agreement), or other similar anti-takeover provisions under the Company’s charter documents or the laws of its state of incorporation.

2.24          Regulation M Compliance. The Company has not, and to its Knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities in violation of Regulation M under the Exchange Act, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clause (iii), compensation paid to the Placement Agents in connection with the placement of the Securities.

2.25          Related Party Transactions. Except with respect to the transactions that are not required to be disclosed in the SEC Documents, all transactions that have occurred between or among the Company, on the one hand, and any of its officers or directors, or any affiliate or affiliates of any such officer or director, on the other hand, prior to the date hereof have been disclosed in the SEC Documents.

2.26          Transactions With Executive Officers, Employees and Directors. Except as set forth in the SEC Documents, none of the executive officers or directors of the Company, and, to the Company's Knowledge, none of the employees of the Company is presently a party to any transaction with the Company or its Subsidiaries (other than for services as employees, executive officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to or from any executive officer, director or such employee or, to the Company's Knowledge, any entity in which any executive officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of $120,000 other than for: (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.

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2.27          Compliance. Neither the Company nor its Subsidiaries (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or its Subsidiaries), nor has the Company or its Subsidiaries received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree, or order of any court, arbitrator or other governmental authority or (iii) is nor has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as would not reasonably be expected to result in a Material Adverse Effect.

2.28          No Disagreements with Accountants and Lawyers. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company and the Company is current with respect to any fees owed to its accountants and lawyers, in either case which could affect the Company’s ability to perform any of its obligations under this Agreement.

2.29          Use of Proceeds. The Company shall use the net proceeds of the sale of the Securities hereunder for sales and marketing, research and development, and general corporate purposes.

2.30          Labor Relations. No labor dispute exists or, to the Knowledge of the Company, is imminent with respect to any of the employees of the Company or its Subsidiaries, which could reasonably be expected to result in a Material Adverse Effect. None of the Company’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company or its Subsidiaries, and neither the Company nor its Subsidiaries are a party to a collective bargaining agreement. To the Knowledge of the Company, no executive officer of the Company or its Subsidiaries are, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company or its Subsidiaries to any liability with respect to any of the foregoing matters. Each of the Company and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

2.31          Disclosure. The Company confirms that neither it, nor, to its Knowledge, any other Person acting on its behalf has provided, and the Company has not authorized the Placement Agents to provide, any Purchaser or its respective agents or counsel with any information that the Company believes constitutes material, non-public information except insofar as the existence, provisions and terms of the Placement may constitute such information, all of which will be disclosed by the Company in the Press Release as contemplated by Section 4.4 hereof. The Company understands and confirms that the Purchasers will rely on the foregoing representations in effecting transactions in securities of the Company. None of the disclosure furnished by or on behalf of the Company to the Purchasers regarding the Company, its business and the transactions contemplated hereby contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. Each press release issued by the Company during the twelve months preceding the date of this Agreement did not, at the time of release, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Articles 3 and 7 hereto.

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2.32          Solvency. Based on the consolidated financial condition of the Company and its Subsidiaries as of the Closing Date, immediately after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder (i) the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, consolidated and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. The Company has no Knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. The SEC Documents and Schedule 2.32 hereof set forth as of the date hereof all outstanding secured and unsecured Indebtedness of the Company and its Subsidiaries, or for which the Company or its Subsidiaries have commitments. For the purposes of this Agreement, “Indebtedness” means (x) any liabilities for borrowed money or amounts owed in excess of $50,000 (other than trade accounts payable incurred in the ordinary course of business), (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company’s consolidated balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (z) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with GAAP. Neither the Company nor its Subsidiaries in default with respect to any Indebtedness.

2.33          FDA. As to each medical device subject to the jurisdiction of the U.S. Food and Drug Administration (the “FDA”) under the Federal Food, Drug and Cosmetic Act, as amended, and the regulations thereunder (the “FDCA”) that is manufactured, packaged, labeled, tested, distributed, sold, and/or marketed by the Company or its Subsidiaries (each such product, a “Medical Device”), such Medical Device is being manufactured, packaged, labeled, tested, distributed, sold and/or marketed by the Company or its Subsidiaries in compliance with all applicable requirements under the FDCA and applicable similar foreign laws, rules and regulations relating to registration, investigational use, premarket clearance, licensure, or application approval, good manufacturing practices, good laboratory practices, good clinical practices, product listing, quotas, labeling, advertising, record keeping and filing of reports, except where the failure to be in compliance would not have or reasonably be expected to result in a Material Adverse Effect. Except as disclosed in the SEC Documents, there is no pending, completed or, to the Company’s Knowledge, threatened, action (including any lawsuit, arbitration, or legal or administrative or regulatory proceeding, charge, complaint, or investigation) against the Company or its Subsidiaries, and neither the Company nor its Subsidiaries has received any notice, warning letter or other communication from the FDA or any other governmental entity, which (i) contests the premarket clearance, licensure, registration, or approval of, the uses of, the distribution of, the manufacturing or packaging of, the testing of, the sale of, or the labeling and promotion of any Medical Device, (ii) withdraws its approval of, requests the recall, suspension, or seizure of, or withdraws or orders the withdrawal of advertising or sales promotional materials relating to, any Medical Device, (iii) imposes a clinical hold on any clinical investigation by the Company or its Subsidiaries, (iv) enjoins production of a Medical Device at any facility of the Company or its Subsidiaries, (v) enters or proposes to enter into a consent decree of permanent injunction with the Company or its Subsidiaries, or (vi) otherwise alleges any violation of any such laws, rules or regulations by the Company or its Subsidiaries, and which, either individually or in the aggregate, would have or reasonably be expected to result in a Material Adverse Effect. The properties, business and operations of the Company and its Subsidiaries have been and are being conducted in all material respects in accordance with all applicable laws, rules and regulations of the FDA. Except as disclosed in the SEC Documents, neither the Company nor its Subsidiaries has been informed by the FDA that the FDA will prohibit the marketing, sale, license or use in the United States of any product proposed to be developed, produced or marketed by the Company or its Subsidiaries nor has the FDA expressed any concern as to approving or clearing for marketing any product being developed or proposed to be developed by the Company or its Subsidiaries.

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2.34          OFAC. Neither the Company nor, to the Company’s Knowledge, any director, officer, agent, employee or affiliate of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not knowingly, directly or indirectly, use the proceeds of the sale of the Shares, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Person or entity, towards any sales or operations in any country sanctioned by OFAC or for the purpose of financing the activities of any Person currently subject to any U.S. sanctions administered by OFAC.

2.35          Real Property Holding Corporation. The Company is not and has never been a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company shall so certify upon any Purchaser’s reasonable request.

2.36          Bank Holding Company Act. The Company is not subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). The Company does not own or control, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent (25%) or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. The Company does not exercise a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

2.37          Money Laundering Laws. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance in all material respects with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions where the Company or its Subsidiaries conducts its business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or its Subsidiaries with respect to the Money Laundering Laws is pending, or to the Knowledge of the Company, threatened.

2.38          No General Solicitation. Neither the Company nor, to the Company’s Knowledge, any Person acting on behalf of the Company has offered or sold any of the Securities by means of any form of general solicitation or general advertising.

2.39          No Additional Agreements. The Company has no other agreements or understandings (including, without limitation, side letters) with any Purchaser or other Person to purchase Shares on terms more favorable to such Person than as set forth herein.

2.40          Shell Company Status. The Company is not, and has never been, an issuer identified in Rule 144(i)(1).

2.41          Change in Control. The issuance of the Shares to the Purchasers as contemplated by this Agreement will not trigger any rights under any “change of control” provision in any of the agreements to which the Company or any of its Subsidiaries is a party, including any employment, “change in control,” severance or other compensatory agreements and any benefit plan, which results in payments to the counterparty or the acceleration of vesting of benefits.

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2.42          ERISA. The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (herein called “ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan”; or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”); and each “Pension Plan” for which the Company would have liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

2.43          No “Bad Actor” Disqualification.  The Company has exercised reasonable care, in accordance with SEC rules and guidance, and has conducted a factual inquiry including the procurement of relevant questionnaires from each Covered Person (as defined below) or other means, the nature and scope of which reflect reasonable care under the relevant facts and circumstances, to determine whether any Covered Person (as defined below) is subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (“Disqualification Events”). To the Company’s knowledge, after conducting such sufficiently diligent factual inquiries, no Covered Person is subject to a Disqualification Event, except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3) under the Securities Act. The Company has complied, to the extent applicable, with any disclosure obligations under Rule 506(e) under the Securities Act. “Covered Persons” are those persons specified in Rule 506(d)(1) under the Securities Act, including the Company; any predecessor or affiliate of the Company; any director, executive officer, other officer participating in the offering, general partner or managing member of the Company; any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power; any promoter (as defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of the sale of the Securities; and any person that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of the Securities (a “Solicitor”), any general partner or managing member of any Solicitor, and any director, executive officer or other officer participating in the offering of any Solicitor or general partner or managing member of any Solicitor.

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ARTICLE 3

PURCHASER’S REPRESENTATIONS AND WARRANTIES

Each Purchaser represents and warrants to the Company, severally and not jointly, with respect to itself and its purchase hereunder, that:

3.1              Investment Purpose. The Purchaser is purchasing the Securities for its own account and not with a present view toward, or for resale in connection with, the public sale or distribution thereof and has no intention of selling or distributing any of such Securities or any arrangement or understanding with any other Persons regarding the sale or distribution of such Securities except in accordance with the provisions of Article 6 and except as would not result in a violation of the Securities Act. The Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Securities except in accordance with the provisions of Article 6 or pursuant to and in accordance with the Securities Act. The Purchaser is acquiring the Securities hereunder in the ordinary course of its business. The Purchaser does not presently have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

3.2              Information. The Purchaser has been furnished with all relevant materials relating to the business, finances and operations of the Company necessary to make an investment decision, and materials relating to the offer and sale of the Securities, that have been requested by the Purchaser, including, without limitation, the SEC Documents, and the Purchaser has had the opportunity to review such materials and the SEC Documents. The Purchaser has been afforded the opportunity to ask questions of the Company regarding the Company, including without limitation, all aspects of the Company’s business, operations, financial condition, prospects, intellectual property and pending disputes. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser’s right to rely on the truth, accuracy and completeness of the SEC Documents and the Company’s representations and warranties contained in the Agreement, it being agreed that the Company has made and does not make any representations or warranties to any Purchaser expect as expressly set forth herein.

3.3              Acknowledgement of Risk.

(a)                The Purchaser acknowledges and understands that its investment in the Securities involves a significant degree of risk, including, without limitation, (i) the Company remains an early stage business with limited operating history that has yet to establish profitable operations and requires substantial funds in addition to the proceeds from the sale of the Securities; (ii) an investment in the Company is speculative, and only Purchasers who can afford the loss of their entire investment should consider investing in the Company and the Securities; (iii) the Purchaser may not be able to liquidate its investment; (iv) transferability of the Securities is extremely limited; (v) in the event of a disposition of the Securities, the Purchaser could sustain the loss of its entire investment; and (vi) the Company has not paid any dividends on its Common Stock since inception and does not anticipate the payment of dividends in the foreseeable future. The Purchaser acknowledges that risk factors related to the Company and an investment in the Company are more fully set forth in the SEC Documents and that Purchaser has reviewed such risk factors;

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(b)               The Purchaser is able to bear the economic risk of holding the Securities for an indefinite period, and has knowledge and experience in financial and business matters such that it is capable of evaluating the merits and risks of the investment in the Securities and has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities; and

(c)                The Purchaser has, in connection with the Purchaser’s decision to purchase Securities, not relied upon any representations, warranties or other information (whether oral or written) of or related to the Company other than (i) those representations and warranties of the Company specifically set forth herein and (ii) the information contained in the SEC Documents, and the Purchaser has, with respect to all matters relating to this Agreement and the offer and sale of the Securities, relied solely upon the advice of such Purchaser’s own counsel and has not relied upon or consulted any counsel to the Placement Agent or counsel to the Company.

3.4              Governmental Review. The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

3.5              Transfer or Resale. The Purchaser understands that:

(a)                the Securities have not been and are not being registered under the Securities Act (other than as contemplated in Article 6) or any applicable state securities laws and, consequently, the Purchaser may have to bear the risk of owning the Securities for an indefinite period of time because the Securities may not be transferred unless (i) the resale of the Securities is registered pursuant to an effective registration statement under the Securities Act, as contemplated in Article 6; (ii) the Purchaser has delivered to the Company an opinion of counsel (in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; (iii) the Securities are sold or transferred pursuant to Rule 144; or (iv) the Purchaser is a partnership transferring to its partners or former partners in accordance with partnership interests or a limited liability company transferring to its members or former members in accordance with their interest in the limited liability company;

(b)               any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and

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(c)                except as set forth in Article 6, neither the Company nor any other Person is under any obligation to register for resale Shares under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

3.6              Legends.

(a)                The Purchaser understands the certificates representing the Securities will bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS, OR UNLESS OFFERED, SOLD, PLEDGED, HYPOTHECATED OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS. THE COMPANY SHALL BE ENTITLED TO REQUIRE AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED TO THE EXTENT THAT SUCH OPINION IS REQUIRED PURSUANT TO THAT CERTAIN SECURITIES PURCHASE AGREEMENT UNDER WHICH THE SECURITIES WERE ISSUED.

(b)               To the extent the Shares are registered for resale under the Securities Act pursuant to an effective Registration Statement, the Company agrees to promptly (i) authorize the removal of the legend set forth in Section 3.6(a) and any other legend not required by applicable law from such Shares and (ii) cause its transfer agent to issue such Shares without such legends to the holders thereof by electronic delivery at the applicable balance account at the Depository Trust Company (“DTC”) upon surrender of any stock certificates evidencing such Shares. With respect to any Shares for which restrictive legends are removed pursuant to this Section 3.6(b), the holder thereof agrees to only sell such Shares when and as permitted by the effective Registration Statement covering such resale and in accordance with applicable securities laws and regulations. Any fees (with respect to the Company’s transfer agent and counsel) associated with the removal of such legend(s) shall be borne by the Company.

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(c)                The Purchaser may request that the Company remove, and the Company agrees to authorize the removal of any legend from the Shares (i) following any sale of the Shares pursuant to Rule 144, or (ii) if such Shares are eligible for sale under Rule 144 following the expiration of the one-year holding requirement under subparagraphs (b)(1)(i) and (d) thereof. Following the time a legend is no longer required for the Shares under this Section 3.6(c), the Company will, no later than three Business Days following the delivery by a Purchaser to the Company or the Company’s transfer agent of a legended certificate representing such securities, (A) deliver or cause to be delivered to such Purchaser a certificate representing such securities that is free from all restrictive and other legends or (B) at the request of the Purchaser, cause its transfer agent to issue such Shares without such legends to the holders thereof by electronic delivery at the applicable balance account at the DTC. Certificates for the Shares subject to legend removal hereunder may be transmitted by the Company’s transfer agent to a Purchaser by crediting the account of the Purchaser’s prime broker with DTC as directed by such Purchaser.

(d)               If the Company shall fail for any reason or for no reason to issue to a Purchaser unlegended certificates within three Business Days after receipt of all documents necessary for the removal of the legend set forth above (the “Deadline Date”), then, in addition to all other remedies available to such Purchaser, if on or after the Business Day immediately following such three Business Day period, such Purchaser purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the holder of shares of Common Stock that such Purchaser anticipated receiving from the Company without any restrictive legend (a “Buy-In”), then the Company shall, within two Business Days after such Purchaser’s request and in such Purchaser’s sole discretion, either (i) pay cash to the Purchaser in an amount equal to such Purchaser’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate (and to issue such shares of Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to such Purchaser a certificate or certificates representing such shares of Common Stock and pay cash to the Purchaser in an amount equal to the excess (if any) of the Buy-In Price over the product of (a) such number of shares of Common Stock, times (b) the closing bid price of the Common Stock on the Deadline Date.

3.7              Authorization; Enforcement. The Purchaser has the requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The Purchaser has taken all necessary action to authorize the execution, delivery and performance of this Agreement. Upon the execution and delivery of this Agreement, this Agreement shall constitute a valid and binding obligation of the Purchaser enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity and except as rights to indemnity and contribution may be limited by state or federal securities laws or public policy underlying such laws.

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3.8              Residency. The Purchaser is a resident of the jurisdiction set forth immediately below such Purchaser’s name on the signature pages hereto.

3.9              Purchaser Status. The Purchaser represents that (A) it is an “accredited investor” as defined in Rule 501 of Regulation D under the Securities Act and/or meets the definition of “qualified institutional buyers” as defined in Rule 144A(a)(1) under the Securities Act and (B) is not an entity formed for the sole purpose of acquiring the Securities.

3.10          No General Solicitation or Advertising. The Purchaser acknowledges that it is not purchasing the Securities as a result of any “general solicitation” or “general advertising,” as such terms are used in Regulation D under the Securities Act, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

ARTICLE 4

COVENANTS

4.1              Reporting Status. The Company is a fully reporting company pursuant to Section 15(d) of the Exchange Act and is current in its filings. From the date hereof until the end of the Registration Period, the Company will timely file all documents required to be filed by it under the Exchange Act with the SEC.

4.2              Expenses. The Company shall pay the reasonable legal fees and expenses of Greenberg Traurig, LLP, counsel to certain of the Purchasers, in connection with the transactions contemplated by this Agreement in an amount not to exceed $20,000, upon the Closing, which amount shall be paid by the Company at Closing or paid by the Company to the Purchasers upon termination of this Agreement so long as such termination did not occur as a result of a material breach by such Purchaser of any of its obligations hereunder (as the case may be). Except as set forth above and elsewhere in this Agreement, the parties hereto shall be responsible for the payment of all expenses incurred by them in connection with the preparation and negotiation of this Agreement and the consummation of the transactions contemplated hereby.

4.3              Financial Information. The financial statements of the Company to be included in any documents filed with the SEC will be prepared in accordance with GAAP, consistently applied (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes, may be condensed or summary statements or may conform to the SEC’s rules and instructions for Reports on Form 10-Q), and will fairly present in all material respects the consolidated financial position of the Company and consolidated results of its operations and cash flows as of, and for the periods covered by, such financial statements (subject, in the case of unaudited statements, to normal and recurring year-end audit adjustments).

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4.4              Securities Laws Disclosure; Publicity. On or before 8:30 a.m., New York local time, on the Business Day immediately following the date hereof, the Company shall issue a press release (the “Press Release”) announcing the signing of this Agreement and describing the terms of the transactions contemplated by this Agreement and any other material, nonpublic information that the Company may have provided any Purchaser at any time prior to the issuance of the Press Release. From and after the issuance of the Press Release, no Purchaser shall be in possession of any material, non-public information received from the Company or any of its officers, directors, employees or agents, that is not disclosed in the Press Release. On or before the fourth Business Day following the date hereof, the Company shall file a Current Report on Form 8-K with the SEC describing the terms of the transactions contemplated by this Agreement, and including as an exhibit to such Current Report on Form 8-K this Agreement, in the form required by the Exchange Act. The Company shall not otherwise publicly disclose the name of any Purchaser or any Affiliate or investment adviser of any Purchaser, or include the name of any Purchaser or any Affiliate or investment adviser of any Purchaser in any press release or filing with the SEC (other than in a Registration Statement and any exhibits to filings made in respect of this transaction in accordance with periodic report or current report filing requirements under the Exchange Act) or any regulatory agency, without the prior written consent of such Purchaser, except to the extent such disclosure is required by law or regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure.

4.5              Variable Rate Transactions. Prior to the date that is six months following the Closing Date, the Company shall be prohibited from effecting or entering into an agreement to effect any Variable Rate Transaction. “Variable Rate Transaction” means a transaction in which the Company (i) issues or sells any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive, shares of Common Stock either (A) at a conversion price, exercise price, exchange rate or other price that is based upon, and/or varies with, the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock (but excluding customary anti-dilution provisions) or (ii) enters into any agreement, including, but not limited to, an equity line of credit, whereby the Company may issue securities at a future determined price. Any Purchaser shall be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages.

4.6              Capital Changes. Until the date that is six months after the Closing Date, the Company shall not undertake a reverse or forward stock split or reclassification of the Common Stock without the prior written consent of a majority of the Holders, provided, however, that no consent of the Holders shall be required for a reverse stock split of the Common Stock that the Board of Directors of the Company, in the good faith exercise of its business judgment, determines to be necessary or advisable to list the Common Stock on the NYSE MKT or another trading market.

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4.7              [Intentionally Omitted]

4.8              Sales by Purchasers. Each Purchaser will sell any Securities held by it in compliance with applicable prospectus delivery requirements, if any, or otherwise in compliance with the requirements for an exemption from registration under the Securities Act and the rules and regulations promulgated thereunder. No Purchaser will make any sale, transfer or other disposition of the Securities in violation of federal or state securities laws.

4.9              Preemptive Rights.

(a)                If, at any time during a period of three (3) years commencing on the Closing Date, the Company offers to sell Covered Securities (as defined below) in a public or private offering of Covered Securities for cash (a “Qualified Offering”), each Purchaser shall be afforded the opportunity to acquire from the Company, for the same price and on the same terms as such Covered Securities are offered, in the aggregate up to the amount of Covered Securities required to enable it to maintain its Qualified Purchaser Percentage Interest (measured immediately prior to such offering); provided, however, that the preemptive rights provided in this Section 4.9 shall not apply to any public offering of Covered Securities that occurs within 12 months of the Closing. “Qualified Purchaser Percentage Interest” means, as of any date of determination, the percentage equal to (i) the number of shares of Common Stock then held by such Purchaser as of the date of determination, divided by (ii) the total number of outstanding shares of Common Stock as of such date. “Covered Securities” means Common Stock and any rights, options or warrants to purchase or securities convertible into or exercisable or exchangeable for Common Stock, other than securities that are (A) issuable upon the exercise or conversion of any securities of the Company issued and outstanding as of the date hereof; or (B) issued by the Company pursuant to any employment contract, employee incentive or benefit plan, stock purchase plan, stock ownership plan, stock option or equity compensation plan or other similar plan approved by the Company’s board of directors where stock is being issued or offered to a trust, other entity to or for the benefit of any employees, consultants, officers or directors of the Company.

(b)               Prior to making any Qualified Offering of Covered Securities, the Company shall give each Purchaser written notice of its intention to make such an offering, describing, to the extent then known, the anticipated amount of securities, and other material terms then known to the Company upon which the Company proposes to offer the same (such notice, a “Qualified Offering Notice”). The Company shall deliver such notice only to the individuals identified on such Purchaser’s signature page hereto, and shall not communicate the information to anyone else acting on behalf of the Purchaser without the consent of one of the designated individuals. Each Purchaser shall then have 10 days after receipt of the Qualified Offering Notice (the “Offer Period”) to notify the Company in writing that it intends to exercise such preemptive right and as to the amount of Covered Securities the Purchaser desires to purchase, up to the maximum amount calculated pursuant to Section 4.9(a) (the “Designated Securities”). Such notice constitutes a non-binding indication of interest of such Purchaser to purchase the amount of Designated Securities specified by such Purchaser (or a proportionately lesser amount if the amount of Covered Securities to be offered in such Qualified Offering is subsequently reduced) at the price (or range of prices) established in the Qualified Offering and other terms set forth in the Company’s notice to it. The failure to respond during the Offer Period constitutes a waiver of such Purchaser’s preemptive right in respect of such offering. The sale of the Covered Securities in the Qualified Offering, including any Designated Securities, shall be closed not later than 30 days after the end of the Offer Period. The Covered Securities to be sold to other investors in such Qualified Offering shall be sold at a price not less than, and upon terms no more favorable to such other investors than, those specified in the Qualified Offering Notice. If the Company does not consummate the sale of Covered Securities to other investors within such 30-day period, the right provided hereunder shall be revived and such securities shall not be offered unless first reoffered to the Purchasers in accordance herewith. Notwithstanding anything to the contrary set forth herein and unless otherwise agreed by the Purchasers, by not later than the end of such 30-day period, the Company shall either confirm in writing to the Purchasers that the Qualified Offering has been abandoned or shall publicly disclose its intention to issue the Covered Securities in the Qualified Offering, in either case in such a manner that the Purchasers will not be in possession of any material, non-public information thereafter.

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(c)                If a Purchaser exercises its preemptive right provided in this Section 4.9 with respect to a Qualified Offering, the Company shall offer and sell such Purchaser, if any such offering is consummated, the Designated Securities (as adjusted, upward to reflect the actual size of such offering when priced) at the same price as the Covered Securities are offered to third persons (not including the underwriters or the initial purchasers in a Rule 144A offering that is being reoffered by the initial purchasers) in such offering and shall provide written notice of such price upon the determination of such price.

(d)               In addition to the pricing provision of Section 4.9(c), the Company will offer and sell the Designated Securities to each Purchaser upon terms and conditions not less favorable than the most favorable terms and conditions offered to other persons or entities in a Qualified Offering.

4.10          Most Favored Nation. The Company shall not enter into any additional, or modify any existing, agreements with any Purchaser or any other Person acquiring securities of the Company in connection with the Placement that has the effect of establishing rights or otherwise benefiting such Purchaser or other Person in a manner more favorable in any material respect to such Purchaser than the rights and benefits established in favor of the other Purchasers by this Agreement, unless, in any such case, the other Purchasers have been provided with such rights and benefits.

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4.11          Limitation on Beneficial Ownership. The Purchaser (and its Affiliates or any other persons with which it is acting in concert) shall not be entitled to purchase, and the Company shall not, from and after the date of this Agreement, without the prior written consent of the Purchaser, cause such Purchaser to own or control, such number of shares of capital stock that would result in such Purchaser becoming, directly or indirectly, the beneficial owner of more than 9.9% of a class of voting securities of the Company for purposes of beneficial ownership under the Exchange Act.

4.12          Form D; Blue Sky Filings. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D of the Securities Act and to provide a copy thereof, promptly upon the written request of any Purchaser. The Company, on or before the Closing Date, shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption from, or to qualify the Securities for, sale to the Purchasers at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon the written request of any Purchaser.

4.13          Indemnification of Purchasers. Subject to the provisions of this Section 4.13 and Section 6.6 with respect to indemnification under such Section, the Company will indemnify and hold each Purchaser and its directors, executive officers, shareholders, members, partners, employees, agents and investment advisers (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, executive officers, shareholders, agents, members, partners, employees or investment advisers (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or (b) any action instituted against a Purchaser in any capacity, or any Purchaser Party or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser Parties, with respect to any of the transactions contemplated by this Agreement (unless such action is based upon a breach of such Purchaser’s representations, warranties or covenants under this Agreement or any agreements or understandings such Purchaser Parties may have with any such stockholder or any violations by such Purchaser Parties of state or federal securities laws or any conduct by such Purchaser Parties which constitutes fraud, gross negligence, willful misconduct or malfeasance). Promptly after receipt by any Person (the “Section 4.13 Indemnified Person”) of notice of any demand, claim or circumstances which would or might give rise to a claim or the commencement of any action, proceeding or investigation in respect of which indemnity may be sought pursuant to this Section 4.13, such Section 4.13 Indemnified Person shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Section 4.13 Indemnified Person, and shall assume the payment of all reasonable fees and expenses; provided, however, that the failure of any Section 4.13 Indemnified Person so to notify the Company shall not relieve the Company of its obligations hereunder except to the extent that the Company is actually and materially prejudiced by such failure to notify. In any such proceeding, any Section 4.13 Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Section 4.13 Indemnified Person unless: (i) the Company and the Section 4.13 Indemnified Person shall have mutually agreed to the retention of such counsel; (ii) the Company shall have failed promptly to assume the defense of such proceeding and to employ counsel reasonably satisfactory to such Section 4.13 Indemnified Person in such proceeding; or (iii) in the reasonable judgment of counsel to such Section 4.13 Indemnified Person, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Company shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned. Without the prior written consent of the Section 4.13 Indemnified Person, the Company shall not effect any settlement of any pending or threatened proceeding in respect of which any Section 4.13 Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Section 4.13 Indemnified Party, unless such settlement includes an unconditional release of such Section 4.13 Indemnified Person from all liability arising out of such proceeding.

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ARTICLE 5

CONDITIONS TO CLOSING; TERMINATION

5.1              Conditions to Obligations of the Company. The Company’s obligation to complete the purchase and sale of the Securities and deliver such Shares to each Purchaser is subject to the waiver by the Company or fulfillment as of the Closing Date of the following conditions:

(a)                Receipt of Funds. Following such Purchaser’s receipt of the Certificates, the Company shall have received immediately available funds in the full amount of the aggregate Purchase Price for the Securities being purchased hereunder as set forth opposite such Purchaser’s name on Exhibit A hereto.

(b)               Representations and Warranties. The representations and warranties made by each Purchaser in Articles 3 and 7 shall be true and correct when made and as of the Closing Date.

(c)                Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Purchasers on or prior to the Closing Date shall have been performed or complied with in all material respects.

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(d)               Absence of Litigation. No proceeding challenging this Agreement or the transactions contemplated hereby, or seeking to prohibit, alter, prevent or materially delay the Closing, shall have been instituted or be pending before any court, arbitrator, governmental body, agency or official.

(e)                No Governmental Prohibition. The sale of the Securities by the Company shall not be prohibited by any law or governmental order or regulation.

5.2              Conditions to Purchasers’ Obligations at the Closing. Each Purchaser’s obligation to complete the purchase and sale of the Securities is subject to the waiver by such Purchaser (as to itself only) or fulfillment as of the Closing Date of the following conditions:

(a)                Representations and Warranties. The representations and warranties made by the Company in Article 2 shall be true and correct as of the date when made and as of the Closing Date, and the Purchasers shall have received a certificate of an authorized officer of the Company, dated as of the Closing Date, certifying to that fact.

(b)               Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing Date shall have been performed or complied with in all material respects, and the Purchasers shall have received a certificate of an authorized officer of the Company, dated as of the Closing Date, certifying to that fact.

(c)                Blue Sky. The Company shall have agreed to file a Form D with the SEC and comply with all blue sky requirements in each state where investors reside.

(d)               Delivery of Shares. The Purchasers shall have received one or more stock certificates evidencing the Shares subscribed for by such Purchasers hereunder.

(e)                Absence of Litigation. No proceeding challenging this Agreement or the transactions contemplated hereby, or seeking to prohibit, alter, prevent or materially delay the Closing, shall have been instituted or be pending before any court, arbitrator, governmental body, agency or official.

(f)                No Governmental Prohibition. The sale of the Securities by the Company shall not be prohibited by any law or governmental order or regulation.

(g)               Minimum Aggregate Investment. The Company shall have received at the Closing at least $25 million of aggregate gross proceeds from the sale of Securities hereunder.

(h)               Consents. The Company shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary for consummation of the purchase and sale of the Securities, all of which shall be and remain so long as necessary in full force and effect.

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(i)                 Beneficial Ownership Limitation. The purchase by the Purchasers of the Shares issuable at the Closing will not result in any Purchaser (individually or together with any other person with whom such Purchaser has identified, or will have identified, itself as part of a “group” in a public filing made with the SEC involving the Company’s securities) acquiring, or obtaining the right to acquire, in excess of 9.99% of the outstanding shares of Common Stock or the voting power of the Company on a post transaction basis that assumes that such Closing shall have occurred.

(j)                 Opinion of Counsel. The Purchasers and the Placement Agents shall have received an opinion addressed to the Purchasers and the Placement Agents in the form attached as Exhibit B, dated the Closing Date, from McDermott Will & Emery LLP, as counsel to the Company, and an opinion as to Nevada corporate law matters from Emmel & Klegerman PC, as Nevada law counsel to the Company.

(k)               Termination. This Agreement shall not have been terminated as to such Purchaser in accordance with Section 5.3 herein.

(l)                 Material Adverse Effect. No Material Adverse Effect shall have occurred since the date of this Agreement.

(m)             No Suspensions of Trading in Common Stock; Listing. The Common Stock (i) shall be designated for listing and quotation on the OTCQB and (ii) shall not have been suspended, as of the Closing Date, by the SEC or the OTCQB from trading on the OTCQB nor shall suspension by the SEC or the OTCQB have been threatened, as of the Closing Date, either (A) in writing by the SEC or the OTCQB or (B) by falling below the minimum listing maintenance requirements of the OTCQB. If required, the Company shall have obtained approval of the OTCQB to list the Shares.

(n)               Additional Closing Deliverables. The Company shall have delivered to such Purchaser:

(i)                 a certificate of the Secretary of the Company (the “Secretary’s Certificate”), dated as of the Closing Date, (a) certifying the resolutions adopted by the Board of Directors of the Company or a duly authorized committee thereof approving the transactions contemplated by this Agreement and the issuance of the Shares, (b) certifying the current versions of the Articles of Incorporation and Bylaws and (c) certifying as to the signatures and authority of persons signing this Agreement and related documents on behalf of the Company;

(ii)               a Certificate of Good Standing for the Company from the Nevada Secretary of State as of a recent date; and

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(iii)               a Certificate of Good Standing for each Subsidiary from the Delaware Secretary of State as of a recent date.

5.3 Termination. This Agreement may be terminated and the sale and purchase of the Shares abandoned at any time prior to the Closing by either the Company or a Purchaser upon written notice to the other, if the Closing has not been consummated on or prior to 5:00 p.m., New York City time, on the fifteenth (15th) day following the date of this Agreement; provided, however, that the right to terminate this Agreement under this Section 5.3 shall not be available to any person whose failure to comply with its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such time.

ARTICLE 6

REGISTRATION RIGHTS

6.1           (a)               No later than 45 days from the Closing Date (the “Filing Date”), the Company shall file a registration statement covering the resale of the Registrable Securities with the SEC for an offering to be made on a continuous basis pursuant to Rule 415, or if Rule 415 is not available for offers and sales of the Registrable Securities, by such other means of distribution of Registrable Securities as the Holders of a majority of the Registrable Securities may reasonably specify (the “Initial Registration Statement”). The Initial Registration Statement shall be on Form S-3 (except if the Company is ineligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form).

(b)               The Company shall use its best efforts to effect the registration (including a declaration of effectiveness thereof by the SEC) and applicable qualifications or compliances (including, without limitation, the execution of any required undertaking to file post-effective amendments, appropriate qualifications or exemptions under applicable blue sky or other state securities laws and appropriate compliance with applicable securities laws, requirements or regulations) no later than the earlier of (i) 90 days from the Closing Date (120 days if reviewed by SEC) and (ii) the 5th Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that such registration will not be reviewed or will not be subject to further review (such earlier date, the “Effectiveness Date”). For purposes of clarification, any failure by the Company to file the Initial Registration Statement by the Filing Date or to effect such Registration Statement by the Effectiveness Date shall not otherwise relieve the Company of its obligations to file or effect the Initial Registration Statement as set forth above in this Section 6.1.

(c)                In the event the SEC informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly (i) inform each of the Holders thereof, (ii) use its reasonable efforts to file amendments to the Initial Registration Statement as required by the SEC and/or (iii) withdraw the Initial Registration Statement and file a new registration statement (a “New Registration Statement”), in either case covering the maximum number of Registrable Securities permitted to be registered by the SEC, on Form S-3 or, if the Company is ineligible to register for resale the Registrable Securities on Form S-3, such other form available to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or New Registration Statement, the Company shall be obligated to use its reasonable efforts to advocate with the SEC for the registration of all of the Registrable Securities on the Initial Registration Statement. In the event the Company amends the Initial Registration Statement or files a New Registration Statement, as the case may be, under clauses (ii) or (iii) above, the Company will use its reasonable efforts to file with the SEC, as promptly as allowed by the SEC, one or more registration statements on Form S-3 or, if the Company is ineligible to register for resale the Registrable Securities on Form S-3, such other form available to register for resale those Registrable Securities that were not registered for resale on the Initial Registration Statement, as amended, or the New Registration Statement (the “Remainder Registration Statements”). Notwithstanding any other provision of this Agreement and subject to the payment of damages in Section 6.3, if the SEC limits the number of Registrable Securities permitted to be registered on a particular Registration Statement (and notwithstanding that the Company used reasonable efforts to advocate with the SEC for the registration of all or a greater number of Registrable Securities), any required cutback of Registrable Securities shall be applied first to shares of Common Stock not acquired pursuant to this Agreement, and then to the Holders pro rata in accordance with the number of such Registrable Securities sought to be included in such Registration Statement by reference to the amount of Registrable Securities set forth opposite such Holder’s name on Exhibit A (and in the case of a subsequent transfer, the initial Holder’s) relative to the aggregate amount of all Registrable Securities. No Holder shall be named as an “underwriter” in any Registration Statement without such Holder’s prior written consent.

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6.2              All Registration Expenses incurred in connection with any registration, qualification, exemption or compliance pursuant to Section 6.1 shall be borne by the Company. All Selling Expenses relating to the sale of securities registered by or on behalf of Holders shall be borne by such Holders pro rata on the basis of the number of securities so registered; provided, however, that, with respect to Selling Expenses that constitute fees and expenses of legal counsel, each Holder shall be responsible only for the fees and expenses of such Holder’s legal counsel.

6.3              The Company further agrees that, in the event that (i) the Initial Registration Statement is not filed with the SEC on or prior to the Filing date, (ii) the Initial Registration Statement or the New Registration Statement, as applicable, has not been declared effective by the SEC by the Effectiveness Date, (iii) after such Registration Statement is declared effective by the SEC, (A) such Registration Statement ceases for any reason (including without limitation by reason of a stop order, or the Company’s failure to update the Registration Statement), to remain continuously effective as to all Registrable Securities for which it is required to be effective or (B) the Holders are not permitted to utilize the Prospectus therein to resell such Registrable Securities (in each case of (A) and (B), other than within the time period(s) permitted by Section 6.7(b)) or (iv) after the date six months following the Closing Date, and only in the event a Registration Statement is not effective or available to sell all Registrable Securities, the Company fails to file with the SEC any required reports under Section 13 or 15(d) of the Exchange Act such that it is not in compliance with Rule 144(c)(1) (or Rule 144(i)(2), if applicable), as a result of which the Holders who are not affiliates are unable to sell Registrable Securities without restriction under Rule 144 (or any successor thereto) (each such event referred to in clauses (i) through (iv), a “Registration Default” and, for purposes of such clauses, the date on which such Registration Default occurs, a “Default Date”), then in addition to any other rights the Holders may have hereunder or under applicable law, on each such Default Date and on each monthly anniversary of each such Default Date (if the applicable Registration Default shall not have been cured by such date) until the applicable Registration Default is cured, the Company shall pay to each Holder an amount in cash, as partial liquidated damages and not as a penalty (“Liquidated Damages”), equal to 1.0% of the aggregate Purchase Price paid by such Holder pursuant to this Agreement for any Registrable Securities held by such Holder on the Default Date; provided, however, that if a Holder fails to provide the Company with any information requested by the Company that is required to be provided in such Registration Statement with respect to such Holder as set forth herein, then, for purposes of this Section 6.3, the Filing Date or Effectiveness Date, as applicable, for a Registration Statement with respect to such Holder shall be extended until two Business Days following the date of receipt by the Company of such required information from such Holder; and in no event shall the Company be required hereunder to pay to any Holder pursuant to this Agreement an aggregate amount that exceeds 8.0 % of the aggregate Purchase Price paid by such Holder for such Holder’s Securities. The Liquidated Damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of a Registration Default, except in the case of the first Default Date. For purposes of clarification, and solely for purposes of calculating the Liquidated Damages pursuant to this Section 6.3, each Holder’s Purchase Price for each Share shall be deemed to be the Purchase Price set forth in Section 1.1. The Company shall deliver said cash payment to the Holder by the fifth Business Day after the date payable. If the Company fails to pay said cash payment to any Holder in full by the fifth Business Day after the date payable, the Company will pay interest thereon at a rate of 10.0% per annum (or such lesser maximum amount that is permitted to be paid by applicable law, and calculated on the basis of a year consisting of 360 days) to such Holder, accruing daily from the date such liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. Notwithstanding the foregoing, nothing shall preclude any Holder from pursuing or obtaining any available remedies at law, specific performance or other equitable relief with respect to this Section 6.3 in accordance with applicable law. The parties agree that notwithstanding anything to the contrary herein, no Liquidated Damages shall be payable to a Holder with respect to any period during which all of such Holder’s Registrable Securities may be sold by such Holder without volume or manner of sale restrictions under Rule 144 and the Company is in compliance with the current public information requirements under Rule 144(c)(1) (or Rule 144(i)(2), if applicable).

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6.4              In the case of the registration, qualification, exemption or compliance effected by the Company pursuant to this Agreement, the Company shall, upon reasonable request, inform each Holder as to the status of such registration, qualification, exemption and compliance. At its expense the Company shall:

(a)                except for such times as the Company is permitted hereunder to suspend the use of the prospectus forming part of a Registration Statement, use its commercially reasonable efforts to keep such registration, and any qualification, exemption or compliance under state securities laws which the Company determines to obtain, continuously effective with respect to a Holder, and to keep the applicable Registration Statement free of any material misstatements or omissions, until the earlier of the following: (i) the Purchaser ceases to hold any Registrable Securities or (ii) the date all Shares held by such Holder may be sold without restriction under Rule 144, including without limitation, any volume and manner of sale restrictions which may be applicable to affiliates under Rule 144 and without the requirement for the Company to be in compliance with the current public information required under Rule 144(c)(1) (or Rule 144(i)(2), if applicable). The period of time during which the Company is required hereunder to keep a Registration Statement effective is referred to herein as the “Registration Period.”

(b)               advise the Holders within five Business Days:

(i)                 when a Registration Statement or any amendment thereto has been filed with the SEC and when such Registration Statement or any post-effective amendment thereto has become effective;

(ii)               of any request by the SEC for amendments or supplements to any Registration Statement or the prospectus included therein or for additional information;

(iii)             of the issuance by the SEC of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for such purpose;

(iv)             of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

(v)               subject to the provisions this Agreement, of the occurrence of any event that requires the making of any changes in any Registration Statement or prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading;

Notwithstanding anything to the contrary set forth herein, the Company shall not, when so advising the Holders of such events, provide the Holders with any material, nonpublic information regarding the Company.

(c)                use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement as soon as reasonably practicable;

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(d)               if a Holder so requests in writing, promptly furnish to each such Holder, without charge, at least one copy of each Registration Statement and each post-effective amendment thereto, including financial statements and schedules, and, if explicitly requested, all exhibits in the form filed with the SEC;

(e)                during the Registration Period, promptly deliver to each such Holder, without charge, as many copies of each prospectus included in a Registration Statement and any amendment or supplement thereto as such Holder may reasonably request in writing; and the Company consents to the use, consistent with the provisions hereof, of the prospectus or any amendment or supplement thereto by each of the selling Holders of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by a prospectus or any amendment or supplement thereto;

(f)                during the Registration Period, if a Holder so requests in writing, deliver to each Holder, without charge, (i) one copy of the following documents, other than those documents available via the SEC’s EDGAR system: (A) its annual report to its stockholders, if any (which annual report shall contain financial statements audited in accordance with GAAP by a firm of certified public accountants of recognized standing), (B) if not included in substance in its annual report to stockholders, its annual report on Form 10-K (or similar form), (C) its definitive proxy statement with respect to its annual meeting of stockholders, (D) each of its quarterly reports to its stockholders, and, if not included in substance in its quarterly reports to stockholders, its quarterly report on Form 10-Q (or similar form), and (E) a copy of each full Registration Statement (the foregoing, in each case, excluding exhibits); and (ii) if explicitly requested, all exhibits excluded by the parenthetical to the immediately preceding clause (E);

(g)               prior to any public offering of Registrable Securities pursuant to any Registration Statement, promptly take such actions as may be necessary to register or qualify or obtain an exemption for offer and sale under the securities or blue sky laws of such United States jurisdictions as any such Holders reasonably request in writing, provided that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction, and do any and all other acts or things reasonably necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Securities covered by any such Registration Statement;

(h)               upon the occurrence of any event contemplated by Section 6.4(b)(v) above, except for such times as the Company is permitted hereunder to suspend, and has suspended, the use of a prospectus forming part of a Registration Statement, the Company shall use its commercially reasonable efforts to as soon as reasonably practicable prepare a post-effective amendment to such Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, such prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

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(i)                 otherwise use its commercially reasonable efforts to comply in all material respects with all applicable rules and regulations of the SEC which could affect the sale of the Registrable Securities;

(j)                 use its commercially reasonable efforts to cause all Registrable Securities to be listed on each securities exchange or market, if any, on which equity securities issued by the Company have been listed;

(k)               use its commercially reasonable efforts to take all other steps necessary to effect the registration of the Registrable Securities contemplated hereby and to enable the Holders to sell Registrable Securities under Rule 144;

(l)                 provide to each Holder and its representatives, if requested, the opportunity (under cover of a confidentiality agreement, if requested by the Company) to conduct a reasonable inquiry of the Company’s financial and other records during normal business hours and make available its officers, directors and employees for questions regarding information which such Holder may reasonably request in order to fulfill any required due diligence obligation on its part;

(m)             permit a single counsel for the Holders to review any Registration Statement and all amendments and supplements thereto, within two Business Days prior to the filing thereof with the SEC; provided that, in the case of clause (l) above, the Company shall not be required (A) to delay the filing of any Registration Statement or any amendment or supplement thereto as a result of any ongoing diligence inquiry by or on behalf of a Holder or to incorporate any comments to any Registration Statement or any amendment or supplement thereto by or on behalf of a Holder if such inquiry or comments would require a delay in the filing of such Registration Statement, amendment or supplement, as the case may be, or (B) to provide, and shall not provide, any Holder or its representatives with material, non-public information unless such Holder agrees to receive such information and enters into a written confidentiality agreement with the Company in a form reasonably acceptable to the Company; provided that each Holder shall be entitled to review information regarding such Holder contained in any Registration Statement or any amendments or supplements thereto prior to the filing thereof; and

(n)               if requested by a Holder, cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statement, which certificates shall be free, to the extent permitted by this Agreement and under law, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may reasonably request.

6.5              The Holders shall have no right to take any action to restrain, enjoin or otherwise delay any registration pursuant to Section 6.1 hereof as a result of any controversy that may arise with respect to the interpretation or implementation of this Agreement.

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6.6           (a)               To the extent permitted by law, the Company shall indemnify each Holder and its directors, executive officers, shareholders, members, partners, employees, agents and investment advisers (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) and each Person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which any registration that has been effected pursuant to this Agreement, against all claims, losses, damages and liabilities (or action in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened (subject to Section 6.6(c) below), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement, prospectus, any amendment or supplement thereof, or other document prepared by the Company and incident to any such registration, qualification or compliance or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, or any violation by the Company of any rule or regulation promulgated by the Securities Act applicable to the Company and relating to any action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each Holder and its directors, executive officers, shareholders, members, partners, employees, agents and investment advisers (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) and each Person controlling such Holder, for reasonable legal and other out-of-pocket expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action as incurred; provided that the Company will not be liable in any such case to the extent that any untrue statement or omission or allegation thereof is made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder expressly for use in preparation of any Registration Statement, prospectus, amendment or supplement; provided however, that the Company will not be liable in any such case where the claim, loss, damage or liability arises out of or is related to the failure of such Holder to comply with the covenants and agreements contained in this Article 6 respecting sales of Registrable Securities, and except that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time any Registration Statement becomes effective or in an amended prospectus filed with the SEC pursuant to Rule 424(b) which meets the requirements of Section 10(a) of the Securities Act (each, a “Final Prospectus”), such indemnity shall not inure to the benefit of any such Holder or any such controlling Person, if a copy of a Final Prospectus furnished by the Company to the Holder for delivery was not furnished to the Person asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Securities Act and a Final Prospectus would have cured the defect giving rise to such loss, liability, claim or damage;

(b)               Each Holder will severally, and not jointly, indemnify the Company, each of its directors and officers, and each Person who controls the Company within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened (subject to Section 6.6(c) below), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement, prospectus, or any amendment or supplement thereof, incident to any such registration, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, and will reimburse the Company, such directors and officers, and each Person controlling the Company for reasonable legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action as incurred, in each case to the extent, but only to the extent, that such untrue statement or omission or allegation thereof is made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Holder expressly for use in preparation of any Registration Statement, prospectus, amendment or supplement; provided that the indemnity shall not apply to the extent that such claim, loss, damage or liability results from the fact that a current copy of a prospectus was not made available to the Person asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Securities Act and a Final Prospectus would have cured the defect giving rise to such loss, claim, damage or liability. Notwithstanding the foregoing, a Holder’s aggregate liability pursuant to this subsection (b) and subsection (d) shall be limited to the net amount received by the Holder from the sale of the Registrable Securities.

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(c)                Each party entitled to indemnification under this Section 6.6 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party (at its expense) to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such Indemnified Party’s expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, unless such failure is materially prejudicial to the Indemnifying Party in defending such claim or litigation. An Indemnifying Party shall not be liable for any settlement of an action or claim effected without its written consent (which consent will not be unreasonably withheld). No Indemnifying Party, in its defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

(d)               If the indemnification provided for in this Section 6.6 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

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6.7          (a)               Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event requiring the preparation of a supplement or amendment to a prospectus relating to Registrable Securities so that, as thereafter delivered to the Holders, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, each Holder will forthwith discontinue disposition of Registrable Securities pursuant to a Registration Statement and prospectus contemplated by Section 6.1 until its receipt of copies of the supplemented or amended prospectus from the Company and, if so directed by the Company, each Holder shall deliver to the Company all copies, other than permanent file copies then in such Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

(b)               Each Holder shall suspend, upon request of the Company, any disposition of Registrable Securities pursuant to any Registration Statement and prospectus contemplated by Section 6.1 during no more than two periods of no more than 30 calendar days each during any 12-month period to the extent that the Board of Directors of the Company determines in good faith that the sale of Registrable Securities under any such Registration Statement would be reasonably likely to cause a violation of the Securities Act or Exchange Act.

(c)                As a condition to the inclusion of its Registrable Securities, each Holder shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing, including completing a Registration Statement Questionnaire in the form provided by the Company or in a mutually agreeable form, or as shall be required in connection with any registration referred to in this Article 6.

(d)               Each Holder hereby covenants with the Company (i) not to make any sale of the Registrable Securities pursuant to a Registration Statement without effectively causing the prospectus delivery requirements under the Securities Act to be satisfied, and (ii) if such Registrable Securities are to be sold by any method or in any transaction other than on a national securities exchange or in the OTC Market, in privately negotiated transactions, or in a combination of such methods, to notify the Company at least three Business Days prior to the date on which the Holder first offers to sell any such Registrable Securities.

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(e)                Each Holder agrees not to take any action with respect to any distribution deemed to be made pursuant to a Registration Statement which would constitute a violation of Regulation M under the Exchange Act or any other applicable rule, regulation or law.

(f)                At the end of the Registration Period the Holders shall discontinue sales of securities pursuant to any Registration Statement upon receipt of notice from the Company of its intention to remove from registration the securities covered by any such Registration Statement which remain unsold, and such Holders shall notify the Company of the number of securities registered which remain unsold immediately upon receipt of such notice from the Company.

6.8              With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which at any time permit the sale of the Registrable Securities to the public without registration, so long as the Holders still own Registrable Securities, the Company shall use its reasonable best efforts to:

(a)                make and keep adequate current public information available with respect to the Company, as those terms are understood and defined in Rule 144 under the Securities Act, at all times;

(b)               file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; and

(c)               so long as a Holder owns any Registrable Securities, furnish to such Holder, upon any reasonable request, a written statement by the Company as to its compliance with Rule 144 under the Securities Act, and of the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as such Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing a Holder to sell any such securities without registration.

6.9              The rights to cause the Company to register Registrable Securities granted to the Holders by the Company under Section 6.1 may be assigned by a Holder in connection with a private transfer by such Holder of all or a portion of its Registrable Securities in which the restrictive legends with respect thereto remain on such securities upon the consummation of such transfer, provided that (i) such transfer may otherwise be effected in accordance with applicable securities laws; (ii) such transferee agrees to comply with the terms and provisions of this Agreement, and (iii) such transfer is otherwise in compliance with this Agreement. Except as specifically permitted by this Section 6.9, the rights of a Holder with respect to Registrable Securities as set out herein shall not be transferable to any other Person, and any attempted transfer shall cause all rights of such Holder therein to be forfeited.

6.10          Prior to the time that Registration Statement(s) covering the resale of all Registrable Securities have been declared effective by the SEC, the Company shall not file with the SEC a registration statement under the Securities Act of any of its equity securities other than a registration statement required to be filed pursuant to this Agreement, a registration statement on Form S-8 or, in connection with an acquisition, a registration statement on Form S-4; provided, however, that the foregoing restrictions in this Section 6.10 shall terminate upon such time as all of the Registrable Securities (i) have been publicly sold by the Holders or (ii) may be sold under Rule 144 during any 90-day period without volume or manner of sale restrictions and without the requirement that the Company be in compliance with the current public information requirements under Rule 144(c)(1) (or Rule 144(i)(2), if applicable).

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6.11          The rights of any Holder under any provision of this Article 6 may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely) or amended by an instrument in writing signed by such Holder.

ARTICLE 7

PLACEMENT AGENT

7.1              Basis of Engagement. The Purchaser acknowledges that the Placement Agents are acting as the exclusive placement agents on a “best efforts” basis for the Securities being offered hereby and will be compensated by the Company for acting in such capacity.

7.2              Independent Evaluation. The Purchaser confirms and agrees that (i) it has independently evaluated the merits of its decision to purchase the Securities, (ii) it has not relied on the advice of, or any representations by, the Placement Agents or any affiliate thereof or any representative of the Placement Agents or their affiliates in making such decision, and (iii) neither the Placement Agents nor any of their representatives has any responsibility with respect to the completeness or accuracy of any information or materials furnished to such Purchaser in connection with the transactions contemplated hereby, including of any Registration Statement, prospectus, amendment or supplement.

ARTICLE 8

DEFINITIONS

8.1              “Agreement” has the meaning set forth in the preamble.

8.2              “Affiliate” means, with respect to any Person (as defined below), any other Person controlling, controlled by or under direct or indirect common control with such Person (for the purposes of this definition “control, ” when used with respect to any specified Person, shall mean the power to direct the management and policies of such Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” shall have meanings correlative to the foregoing).

8.3              “Articles of Incorporation” has the meaning set forth in Section 2.3.

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8.4              “Business Day” means a day Monday through Friday on which banks are generally open for business in New York City.

8.5              “Buy-In” has the meaning set forth in Section 3.6(d).

8.6              “Buy-In Price” has the meaning set forth in Section 3.6(d).

8.7              “Bylaws” has the meaning set forth in Section 2.3.

8.8              “Closing” has the meaning set forth in Section 1.3.

8.9              “Closing Date” has the meaning set forth in Section 1.3.

8.10          “Common Stock” means the common stock, par value $0.0001 per share, of the Company.

8.11          “Company” means Corindus Vascular Robotics, Inc., a Nevada corporation.

8.12          “Deadline Date” has the meaning set forth in Section 3.6(d).

8.13          “Effectiveness Date” has the meaning set forth in Section 6.1(b).

8.14          “Evaluation Date” has the meaning set forth in Section 2.7.

8.15          “Exchange Act” means the Securities Exchange Act of 1934, as amended.

8.16          “Filing Date” has the meaning set forth in Section 6.1(a).

8.17          “Final Prospectus” has the meaning set forth in Section 6.6(a).

8.18          “Financial Statements” means the financial statements of the Company included in the SEC Documents.

8.19          “Holders” means any Person holding Registrable Securities or any Person to whom the rights under Article 6 have been transferred in accordance with Section 6.9 hereof.

8.20          “Indemnified Party” has the meaning set forth in Section 6.6(c).

8.21          “Indemnifying Party” has the meaning set forth in Section 6.6(c).

8.22          “Initial Registration Statement” has the meaning set forth in Section 6.1(a).

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8.23          “Intellectual Property” has the meaning set forth in Section 2.10.

8.24          “Investment Company Act” has the meaning set forth in Section 2.12.

8.25          “Knowledge” means, with respect to a specified Person, the actual knowledge of such specified Person; and as to the Company and its Subsidiaries will mean the actual knowledge of the Company’s executive officers.

8.26          “Material Adverse Effect” means a material adverse effect on (a) the business, operations, prospects, assets or condition (financial or otherwise) of the Company, or (b) the ability of the Company to perform in any material respect on a timely basis its obligations pursuant to the transactions contemplated by this Agreement.

8.27          “Material Agreements” has the meaning set forth in Section 2.6.

8.28          “New Registration Statement” has the meaning set forth in Section 6.1(c).

8.29          “Person” means any person, individual, corporation, limited liability company, partnership, trust or other nongovernmental entity or any governmental agency, court, authority or other body (whether foreign, federal, state, local or otherwise).

8.30          “Placement” means the private placement of the Company’s Securities contemplated by this Agreement.

8.31          “Placement Agents” mean Stifel, Nicolaus & Company, Incorporated and Cowen and Company, LLC.

8.32          “Purchasers” has the meaning set forth in the preamble to this Agreement.

8.33          “Purchase Price” has the meaning set forth in Section 1.1.

8.34          The terms “register,” “registered” and “registration” refer to the registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

8.35          “Registrable Securities” means the Shares; provided, however, that securities shall only be treated as Registrable Securities if and only for so long as they (A) have not been disposed of pursuant to a registration statement declared effective by the SEC, (B) have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale and (C) are held by a Holder or a permitted transferee pursuant to Section 6.9.

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8.36          “Registration Default” has the meaning set forth in Section 6.3.

8.37          “Registration Expenses” means all expenses incurred by the Company in complying with Section 6.1 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and expenses of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the fees of legal counsel for any Holder).

8.38          “Registration Statement” means any one or more registration statements of the Company filed under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement (including without limitation the Initial Registration Statement, the New Registration Statement and any Remainder Registration Statements) and amendments and supplements to such Registration Statements, including post-effective amendments.

8.39          “Registration Period” has the meaning set forth in Section 6.4(a).

8.40          “Remainder Registration Statement” has the meaning set forth in Section 6.1(c).

8.41          “Rule 144” means Rule 144 promulgated under the Securities Act, or any successor rule.

8.42          “Rule 415” means Rule 415 promulgated under the Securities Act, or any successor rule.

8.43          “SEC” means the United States Securities and Exchange Commission.

8.44          “Securities” has the meaning set forth in Section 1.1.

8.45          “SEC Documents” has the meaning set forth in Section 2.6.

8.46          “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute.

8.47          “Selling Expenses” means all selling commissions applicable to the sale of Registrable Securities and all fees and expenses of legal counsel for any Holder.

8.48          “Shares” has the meaning set forth in Section 1.1.

8.49          “Subsidiaries” means Corindus, Inc. and Corindus Security Corporation, both Delaware corporations.

8.50          “Trading Day” means any day on which the Common Stock is traded on the OTCQB, or, if the OTCQB is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded; provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time).

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ARTICLE 9

GOVERNING LAW; MISCELLANEOUS

9.1              Governing Law; Jurisdiction. This Agreement will be governed by and interpreted in accordance with the laws of the State of New York. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

9.2              Counterparts; Signatures by Facsimile. This Agreement may be executed in two or more counterparts, all of which are considered one and the same agreement and will become effective when counterparts have been signed by each party and delivered to the other parties. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile or e-mail transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

9.3              Headings. The headings of this Agreement are for convenience of reference only, are not part of this Agreement and do not affect its interpretation.

9.4              Severability. If any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision will be deemed modified in order to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law will not affect the validity or enforceability of any other provision hereof.

9.5              Entire Agreement; Amendments. This Agreement (including all schedules and exhibits hereto) constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the Company and the Purchasers holding at least a majority in interest of the Shares then outstanding or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. Any amendment or waiver by a party effected in accordance with this Section 9.5 shall be binding upon such party, including with respect to any Securities purchased under this Agreement at the time outstanding and held by such party (including securities into which such Securities are convertible and for which such Securities are exercisable) and each future holder of all such securities.

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9.6              Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed email or facsimile transmission if sent during normal business hours of the recipient, if not, then on the next Business Day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one Business Day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. The addresses for such communications are:

If to the Company:	Corindus Vascular Robotics, Inc. 309 Waverley Oaks Rd., Suite 105 Waltham, MA 024252 Facsimile: (508) 653-3353 Attn: David M. Handler, Chief Executive Officer
With a copy (which shall not constitute notice) to:	McDermott Will & Emery LLP 28 State Street Boston, MA 02109 Facsimile: 617-321-4697 Attention: Richard B. Smith
If to a Purchaser:	To the address set forth immediately below such Purchaser’s name on the signature pages hereto.

Each party will provide ten days' advance written notice to the other parties of any change in its address.

9.7              Successors and Assigns. This Agreement is binding upon and inures to the benefit of the parties and their successors and assigns. The Company will not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchasers who purchased a majority of the Securities sold pursuant to this Agreement; provided, however, that no such consent shall be required in connection with any acquisition of the Company or a majority of the outstanding shares of Common Stock or a sale of all or substantially all of the assets of the Company, in each case in a single or series of related transactions, or in the case of any other assignment by operation of law. No Purchaser or Holder may assign this Agreement or any rights or obligations hereunder without the prior written consent of the Company, except as permitted in accordance with Section 6.9 hereof.

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9.8              Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto, their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

9.9              Further Assurances. Each party will do and perform, or cause to be done and performed, all such further acts and things, and will execute and deliver all other agreements, certificates, instruments and documents, as another party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

9.10          No Strict Construction. The language used in this Agreement is deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

9.11          Equitable Relief. The Company recognizes that, if it fails to perform or discharge any of its obligations under this Agreement, any remedy at law may prove to be inadequate relief to the Purchasers and Holders. The Company therefore agrees that the Purchasers and Holders are entitled to seek temporary and permanent injunctive relief in any such case. Each Purchaser and each Holder also recognizes that, if it fails to perform or discharge any of its obligations under this Agreement, any remedy at law may prove to be inadequate relief to the Company. Each Purchaser and each Holder therefore agrees that the Company is entitled to seek temporary and permanent injunctive relief in any such case.

9.12          Survival of Representations and Warranties. Notwithstanding any investigation made by any party to this Agreement, all representations and warranties made by the Company and the Purchasers herein shall survive for a period of one year following the date hereof.

9.13          Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement. The decision of each Purchaser to purchase Shares pursuant to this Agreement has been made by such Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or any Subsidiary which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser and none of its agents or employees shall have any liability to any other Purchaser (or any other Person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group, or are deemed affiliates with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. It is expressly understood and agreed that each provision contained in this Agreement is between the Company and a Purchaser, solely, and not between the Company and the Purchasers collectively and not between and among the Purchasers.

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9.14          Adjustments in Share Numbers and Prices. In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof and prior to the Closing, each reference in this Agreement to a number of shares or a price per share shall be deemed to be amended to appropriately account for such event.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

CORINDUS VASCULAR ROBOTICS, INC.

By:
Name:	David M. Handler
Title:	Chief Executive Officer

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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(Name of Purchaser)

By:
Name:
Title:

Aggregate Purchase Price: $
Number of Shares to be Acquired:
Tax ID No.:

Address for Notice:

Telephone No.:
Facsimile No.:
E-mail Address:
Attention:

Delivery Instructions:
(if different than above)
c/o
Street:
City/State/Zip:
Attention:
Telephone No.:

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EXHIBIT A

SCHEDULE OF PURCHASERS

Purchaser	Shares	Aggregate Purchase Price

Total:

EXHIBIT B

FORM OF LEGAL OPINION

Schedule 2.32

The Company has agreed to join, as a direct obligor thereunder, that certain Loan and Security Agreement between Steward Capital Partners, L.P. and the Company’s wholly-owned subsidiaries, Corindus, Inc. and Corindus Security Corporation, pursuant to which such subsidiaries are entitled to borrow up to $10,000,000.00.